                                                              EXHIBIT (h)(3)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income PortfOlio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman SachS Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland
                                                ----------------------------
                                                Michael J. Roland
                                                Executive Vice President and
                                                Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ EDWARD G. McGANN
    ------------------------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR Duly Authorized

337 E. Doubletree Ranch Rd.     Tel: 480-477-3000          ING Investments, LLC
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                        EFFECTIVE DATE
----                                                        --------------
ING CORPORATE LEADERS TRUST FUND
      ING Corporate Leaders Trust - Series A                 May 17, 2004
      ING Corporate Leaders Trust - Series B                 May 17, 2004

ING EQUITY TRUST
      ING Convertible Fund                                   June 9, 2003
      ING Disciplined LargeCap Fund                          June 9, 2003
      ING Equity and Bond Fund                               June 9, 2003
      ING Financial Services Fund                            June 9, 2003
      ING LargeCap Growth Fund                               June 9, 2003
      ING LargeCap Value Fund                              February 1, 2004
      ING MidCap Opportunities Fund                          June 9, 2003
      ING MidCap Value Fund                                  June 9, 2003
      ING Principal Protection Fund                          June 2, 2003
      ING Principal Protection Fund II                       June 2, 2003
      ING Principal Protection Fund III                      June 2, 2003
      ING Principal Protection Fund IV                       June 2, 2003
      ING Principal Protection Fund V                        June 2, 2003
      ING Principal Protection Fund VI                       June 2, 2003
      ING Principal Protection Fund VII                       May 1, 2003
      ING Principal Protection Fund VIII                    October 1, 2003
      ING Principal Protection Fund IX                     February 2, 2004
      ING Principal Protection Fund X                         May 3, 2004
      ING Principal Protection Fund XI                      August 16, 2004
      ING Principal Protection Fund XII                    November 15, 2004
      ING Principal Protection Fund XIII                   February 14, 2005
      ING Principal Protection Fund XIV                     April 25, 2005
      ING Real Estate Fund                                   June 9, 2003
      ING SmallCap Opportunities Fund                        June 9, 2003
      ING SmallCap Value Fund                                June 9, 2003

ING FUNDS TRUST
      ING Classic Money Market Fund                          April 7, 2003
      ING GNMA Income Fund                                   April 7, 2003
      ING High Yield Bond Fund                               April 7, 2003
      ING Intermediate Bond Fund                             April 7, 2003
      ING Lexington Money Market Trust                       April 7, 2003
      ING Money Market Fund                                  April 7, 2003
      ING National Tax-Exempt Bond Fund                      April 7, 2003

ING GET FUND
      ING GET Fund - Series G                                 July 14, 2003
      ING GET Fund - Series H                                 July 14, 2003
      ING GET Fund - Series I                                 July 14, 2003
      ING GET Fund - Series J                                 July 14, 2003
      ING GET Fund - Series K                                 July 14, 2003
      ING GET Fund - Series L                                 July 14, 2003
      ING GET Fund - Series M                                 July 14, 2003
      ING GET Fund - Series N                                 July 14, 2003
      ING GET Fund - Series P                                 July 14, 2003
      ING GET Fund - Series Q                                 July 14, 2003
      ING GET Fund - Series R                                 July 14, 2003
      ING GET Fund - Series S                                 July 14, 2003
      ING GET Fund - Series T                                 July 14, 2003
      ING GET Fund - Series U                                 July 14, 2003
      ING GET Fund - Series V                                March 13, 2003

ING INVESTMENT FUNDS, INC.
      ING MagnaCap Fund                                       June 9, 2003

ING INVESTORS TRUST
      ING AIM Mid Cap Growth Portfolio                       January 6, 2003
      ING Alliance Mid Cap Growth Portfolio                  January 6, 2003
      ING American Funds Growth Portfolio                   September 2, 2003
      ING American Funds Growth-Income Portfolio            September 2, 2003
      ING American Funds International Portfolio            September 2, 2003
      ING Capital Guardian Large Cap Value Portfolio        January 13, 2003
      ING Capital Guardian Managed Global Portfolio         January 13, 2003
      ING Capital Guardian Small Cap Portfolio              January 13, 2003
      ING Developing World Portfolio                        January 13, 2003
      ING Eagle Asset Capital Appreciation Portfolio         January 6, 2003
      ING Evergreen Health Sciences Portfolio                  May 3, 2004
      ING Evergreen Omega Portfolio                            May 3, 2004
      ING FMR(SM) Diversified Mid Cap Portfolio              January 6, 2003
      ING Goldman Sachs Tollkeeper(SM) Portfolio             January 6, 2003
      ING Hard Assets Portfolio                             January 13, 2003
      ING International Portfolio                           January 13, 2003
      ING Janus Special Equity Portfolio                    January 13, 2003
      ING Jennison Equity Opportunities Portfolio            January 6, 2003
      ING JPMorgan Small Cap Equity Portfolio               January 13, 2003
      ING Julius Baer Foreign Portfolio                     January 13, 2003
      ING Legg Mason Value Portfolio                        January 13, 2003
      ING LifeStyle Aggressive Growth Portfolio                May 1, 2004
      ING LifeStyle Growth Portfolio                           May 1, 2004
      ING LifeStyle Moderate Growth Portfolio                  May 1, 2004
      ING LifeStyle Moderate Portfolio                         May 1, 2004

ING INVESTORS TRUST (CONT.)
      ING Limited Maturity Bond Portfolio                   January 6, 2003
      ING Liquid Assets Portfolio                           January 6, 2003
      ING Marsico Growth Portfolio                          January 13, 2003
      ING Mercury Focus Value Portfolio                     January 6, 2003
      ING Mercury Large Cap Growth Portfolio                January 6, 2003
      ING MFS Mid Cap Growth Portfolio                      January 13, 2003
      ING MFS Total Return Portfolio                        January 13, 2003
      ING Oppenheimer Main Street Portfolio(R)              January 13, 2003
      ING PIMCO Core Bond Portfolio                         January 13, 2003
      ING PIMCO High Yield Portfolio                        November 5, 2003
      ING Salomon Brothers All Cap Portfolio                January 6, 2003
      ING Salomon Brothers Investors Portfolio              January 6, 2003
      ING Stock Index Portfolio                             November 5, 2003
      ING T. Rowe Price Capital Appreciation Portfolio      January 13, 2003
      ING T. Rowe Price Equity Income Portfolio             January 13, 2003
      ING UBS U.S. Balanced Portfolio                       January 6, 2003
      ING Van Kampen Equity Growth Portfolio                January 13, 2003
      ING Van Kampen Global Franchise Portfolio             January 13, 2003
      ING Van Kampen Growth and Income Portfolio            January 13, 2003
      ING Van Kampen Real Estate Portfolio                  January 13, 2003

ING MAYFLOWER TRUST
      ING International Value Fund                          November 3, 2003

ING MUTUAL FUNDS
      ING Emerging Countries Fund                           November 3, 2003
      ING Foreign Fund                                        July 1, 2003
      ING Global Equity Dividend Fund                      September 2, 2003
      ING Global Real Estate Fund                           November 3, 2003
      ING International Fund                                November 3, 2003
      ING International SmallCap Growth Fund                November 3, 2003
      ING Precious Metals Fund                              November 3, 2003
      ING Russia Fund                                       November 3, 2003
      ING Worldwide Growth Fund                             November 3, 2003

ING PARTNERS, INC.
      ING Fidelity(R)VIP Contrafund(R)Portfolio            November 15, 2004
      ING Fidelity(R)VIP Equity Income Portfolio           November 15, 2004
      ING Fidelity(R)VIP Growth Portfolio                  November 15, 2004
      ING Fidelity(R)VIP Mid Cap Portfolio                 November 15, 2004

ING SERIES FUND, INC.
      Brokerage Cash Reserves                                 June 2, 2003
      ING Aeltus Money Market Fund                            June 2, 2003
      ING Balanced Fund                                       June 2, 2003

ING SERIES FUND, INC. (CONT.)
      ING Classic Principal Protection Fund II                June 2, 2003
      ING Classic Principal Protection Fund III               June 2, 2003
      ING Classic Principal Protection Fund IV                June 2, 2003
      ING Equity Income Fund                                  June 9, 2003
      ING Global Science and Technology Fund                  June 2, 2003
      ING Government Fund                                     June 2, 2003
      ING Growth Fund                                         June 9, 2003
      ING Index Plus LargeCap Fund                            June 9, 2003
      ING Index Plus MidCap Fund                              June 9, 2003
      ING Index Plus Protection Fund                          June 2, 2003
      ING Index Plus SmallCap Fund                            June 9, 2003
      ING International Growth Fund                         November 3, 2003
      ING Small Company Fund                                  June 9, 2003
      ING Strategic Allocation Balanced Fund                  June 2, 2003
      ING Strategic Allocation Growth Fund                    June 2, 2003
      ING Strategic Allocation Income Fund                    June 2, 2003
      ING Value Opportunity Fund                              June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
      ING VP Strategic Allocation Balanced Portfolio          July 7, 2003
      ING VP Strategic Allocation Growth Portfolio            July 7, 2003
      ING VP Strategic Allocation Income Portfolio            July 7, 2003

ING VARIABLE FUNDS
      ING VP Growth and Income Portfolio                     July 7, 2003

ING VARIABLE INSURANCE TRUST
      ING GET U.S. Core Portfolio - Series 1                  June 13, 2003
      ING GET U.S. Core Portfolio - Series 2               September 12, 2003
      ING GET U.S. Core Portfolio - Series 3                December 12, 2003
      ING GET U.S. Core Portfolio - Series 4                 March 12, 2004
      ING GET U.S. Core Portfolio - Series 5                  June 11, 2004
      ING GET U.S. Core Portfolio - Series 6               September 10, 2004
      ING GET U.S. Core Portfolio - Series 7                December 10, 2004
      ING GET U.S. Core Portfolio - Series 8                  March 9, 2005
      ING GET U.S. Core Portfolio - Series 9                  June 8, 2005
      ING GET U.S. Opportunity Portfolio - Series 1                TBD
      ING GET U.S. Opportunity Portfolio - Series 2                TBD
      ING VP Worldwide Growth Portfolio                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
      ING VP Global Science and Technology Portfolio         July 7, 2003
      ING VP Growth Portfolio                                July 7, 2003
      ING VP Index Plus LargeCap Portfolio                   July 7, 2003
      ING VP Index Plus MidCap Portfolio                     July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
      ING VP Index Plus SmallCap Portfolio                   July 7, 2003
      ING VP International Equity Portfolio                November 3, 2003
      ING VP Small Company Portfolio                         July 7, 2003
      ING VP Value Opportunity Portfolio                     July 7, 2003

ING VARIABLE PRODUCTS TRUST
      ING VP Convertible Portfolio                          October 6, 2003
      ING VP Disciplined LargeCap Portfolio                 October 6, 2003
      ING VP Financial Services Portfolio                     May 1, 2004
      ING VP High Yield Bond Portfolio                      October 6, 2003
      ING VP International Value Portfolio                 November 3, 2003
      ING VP LargeCap Growth Portfolio                      October 6, 2003
      ING VP MagnaCap Portfolio                             October 6, 2003
      ING VP MidCap Opportunities Portfolio                 October 6, 2003
      ING VP Real Estate Portfolio                            May 1, 2004
      ING VP SmallCap Opportunities Portfolio               October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                              July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                         November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                July 7, 2003

ING VP NATURAL RESOURCES TRUST                              October 6, 2003

USLICO SERIES FUND
      The Asset Allocation Portfolio                        October 6, 2003
      The Bond Portfolio                                    October 6, 2003
      The Money Market Portfolio                            October 6, 2003
      The Stock Portfolio                                   October 6, 2003